UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2025, Halliburton Company (“Halliburton”) entered into a U.S. $3,500,000,000 Five Year Revolving Credit Agreement among Halliburton and Halliburton Operations Finance Company, LLC, as Borrowers, the Banks party thereto, and Citibank, N.A., as Agent (the “2025 Credit Agreement”). The 2025 Credit Agreement replaces Halliburton’s 2022 Credit Agreement (as defined below).

The 2025 Credit Agreement contains various customary affirmative and negative covenants and events of default. The 2025 Credit Agreement is for general working capital purposes and the stated termination date is August 16, 2030.

The foregoing description of the 2025 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On August 18, 2025, Halliburton terminated its U.S. $3,500,000,000 Five Year Revolving Credit Agreement, dated as of April 27, 2022, among Halliburton, the Banks party thereto, and Citibank, N.A., as Agent (the “2022 Credit Agreement”). The 2022 Credit Agreement was for general working capital purposes and was replaced with the 2025 Credit Agreement described in Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 U.S. $3,500,000,000 Five Year Revolving Credit Agreement among Halliburton Company and Halliburton Operations Finance Company, LLC, as Borrowers, the Banks party thereto, and Citibank, N.A., as Agent.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: August 20, 2025	By:	/s/ Pamela L. Taylor
Pamela L. Taylor
Vice President, Public Law and Assistant Secretary